UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2011

TEXAS PACIFIC LAND TRUST
(Exact Name of Registrant as Specified in its Charter)

Not Applicable (State or Other Jurisdiction of Incorporation)	1-737 (Commission File Number)	75-0279735 (I.R.S. Employer Identification Number)

1700 Pacific Avenue, Suite 2770, Dallas, Texas 75201
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  214-969-5530

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition.

On January 31, 2011, Texas Pacific Land Trust (the “Trust”) issued a Report of Operations — Unaudited, announcing certain of its financial results for the three months and one year periods, both ended December 31, 2010.  A copy of the report of operations is furnished as Exhibit 99.1 to this Report on Form 8-K.  Such report of operations shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference into any filing under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Report of Operations - Unaudited of Texas Pacific Land Trust for the Three Months and One Year Periods Ended December 31, 2010 and 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND TRUST
Date: January 31, 2011	By:	/s/ Roy Thomas
Roy Thomas
General Agent and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Report of Operations - Unaudited of Texas Pacific Land Trust for the Three Months and One Year Periods Ended December 31, 2010 and 2009.